UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2011

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 27, 2011, International Paper Company (“International Paper”) hosted certain conference calls to discuss its third quarter earnings release and other matters, including its pending acquisition of Temple-Inland Inc (“Temple-Inland”) pursuant to the Agreement and Plan of Merger, dated September 6, 2011, among International Paper, Metal Acquisition Inc., a wholly-owned subsidiary of International Paper, and Temple-Inland.

A copy of the presentation materials and transcripts of the conference calls, in each case excerpted to include only the portions related to the pending acquisition of Temple Inland, are attached hereto as Exhibits 99.1, 99.2 and 99.3.

ADDITIONAL INFORMATION

In connection with the proposed merger, Temple-Inland has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to shareholders of Temple-Inland. Investors and security holders are advised to read the definitive proxy statement because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other relevant documents filed by Temple-Inland at the SEC website at http://www.sec.gov. The definitive proxy statement and other relevant documents also may be obtained (after it has been filed with the SEC) for free from International Paper by directing such request to International Paper, Investor Relations, telephone (800) 678-8715.

CERTAIN INFORMATION REGARDING PARTICIPANTS

International Paper and certain of its directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of International Paper’s directors and executive officers in International Paper’s Annual Report on Form 10-K for the year ended December 31, 2010 which was filed with the SEC on February 25, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 8, 2011. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that Temple-Inland intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

FORWARD-LOOKING STATEMENTS

All statements included or incorporated by reference in this communication other than statements or characterizations of historical fact, are forward-looking statements. These statements reflect management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) the receipt of Temple-Inland shareholder and regulatory approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; (ii) the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; (iii) increases in interest rates; (iv) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (v) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (vi) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and (vii) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any statements or information relating to this release or the offer described above, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company’s SEC filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Excerpt of October 27, 2011 Investor Presentation by International Paper Company.

99.2	Excerpt of Transcript of Investor Conference Call held by International Paper Company on October 27, 2011.

99.3	Excerpt of Transcript of Officer Conference Call held by International Paper Company on October 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: October 27, 2011	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Vice President, Acting General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Excerpt of October 27, 2011 Investor Presentation by International Paper Company.

99.2	Excerpt of Transcript of Investor Conference Call held by International Paper Company on October 27, 2011.

99.3	Excerpt of Transcript of Officer Conference Call held by International Paper Company on October 27, 2011.

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